                                                                   Draft 5/17/96
                                                                   -------------


                      3,100,000 AMERICAN DEPOSITARY SHARES
                          REPRESENTING ORDINARY SHARES

                          (par value $.0025 per share)

                              SAVILLE SYSTEMS PLC

                             UNDERWRITING AGREEMENT
                             ----------------------




                                                                 June ____, 1996



Alex. Brown & Sons Incorporated
HAMBRECHT & QUIST, LLC
Montgomery Securities
Furman Selz LLC
As Representatives of the
 Several Underwriters
c/o Alex. Brown & Sons Incorporated
135 East Baltimore Street
Baltimore, Maryland 21202

Gentlemen:

     Saville Systems PLC, a public limited company incorporated under the laws of the Republic of Ireland (the "Company") and certain shareholders of the Company (the "Selling Shareholders") named in Schedule II hereto, propose to sell to the several underwriters (the "Underwriters") named in Schedule I hereto for whom you are acting as representatives (the "Representatives") an aggregate of 3,100,000 American depositary shares (the "Firm American Depositary Shares") representing 3,100,000 ordinary shares of par value $.0025 each of the Company (the "Firm Shares"), to be deposited pursuant to the Deposit Agreement hereinafter referred to. Of the 3,100,000 Firm American Depositary Shares to be sold to the Underwriters, 100,000 Firm American Depositary Shares will be sold by the Company and 3,000,000 Firm American Depositary Shares will be sold by the Selling Shareholders. The respective amounts of the Firm American Depositary Shares to be so purchased by the several Underwriters are set forth opposite their names in Schedule I hereto, and the respective amounts to be sold by the Selling Shareholders are set forth opposite their names in Schedule II hereto. The Company and the Selling Shareholders are sometimes referred to herein collectively as the "Sellers." Invoice

Systems (Canada), Inc. ("Invoice Systems"), Columbia Saville Ireland Investors L.P. and Columbia Capital Corporation are sometimes referred to herein collectively as the "Principal Shareholders." The Selling Shareholders also propose to sell at the Underwriters' option an aggregate of up to 465,000 additional American Depositary Shares (the "Option American Depositary Shares") representing an additional 465,000 ordinary shares, par value $.0025 per share of the Company (the "Option Shares") to be deposited pursuant to the Deposit Agreement if and to the extent that you shall have determined to exercise the right to exercise such option as set forth below.

     As the Representatives, you have advised the Company and the Selling Shareholders (a) that you are authorized to enter into this Agreement on behalf of the several Underwriters, and (b) that the several Underwriters are willing, acting severally and not jointly, to purchase the numbers of Firm American Depositary Shares set forth opposite their respective names in Schedule I, plus their pro rata portion of the Option American Depositary Shares if you elect to exercise the over-allotment option in whole or in part for the accounts of the several Underwriters. The Firm American Depositary Shares and the Option American Depositary Shares (to the extent the aforementioned option is exercised) are herein collectively called the "ADSs," and the Firm Shares and Option Shares (to the extent the aforementioned option is exercised) are herein collectively called the "Shares." The ADSs will be evidenced by American Depositary Receipts (the "ADRs") issuable in accordance with a Deposit Agreement dated as of November 15, 1995 among the Company, The Bank of New York, as Depositary (the "Depositary"), and all owners and beneficial owners from time to time of the ADSs (the "Deposit Agreement"). Unless the context otherwise requires, references herein to the ADSs shall include the ADRs evidencing the ADSs. The ordinary shares, par value $.0025 per share, of the Company outstanding at any time, including any Shares, are herein collectively called the "Ordinary Shares."

     In consideration of the mutual agreements contained herein and of the interests of the parties in the transactions contemplated hereby, the parties hereto agree as follows:

     1.  REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND THE SELLING
         -------------------------------------------------------------
SHAREHOLDERS.
- ---------------

    (a) The Company and the Principal Shareholders represent and warrant to each of the Underwriters as follows:

    (i) A registration statement on Form S-1 (File No. 333-______) with respect to the Shares has been carefully prepared by the Company in conformity with the requirements of the Securities Act of 1933, as amended (the "Act"), and the Rules and Regulations (the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission") thereunder and has been filed with the Commission under the Act. Copies of such registration statement, including any amendments thereto, the preliminary prospectuses (meeting the requirements of the Rules and Regulations) contained therein and the exhibits, financial statements and schedules, as amended and revised through the date hereof, have heretofore been delivered by the Company to you and, to the extent applicable, were identical to the electronically transmitted copies thereof filed with the Commission pursuant to the Commission's Electronic Data Gathering, Analysis and Retrieval System ("EDGAR"), except to the extent permitted by Regulation S-T. Such registration statement on Form S-1 with respect to the Shares, together with any registration statement filed by the Company pursuant to Rule 462(b) under the Act, herein referred to as the "Registration Statement," which shall be deemed to include all information omitted therefrom in reliance upon Rule 430A and contained in the Prospectus referred to below, has become effective under the Act, and no post-effective amendment to the Registration Statement has been filed as of the date of this Agreement. "Prospectus" means (a) the form of prospectus first filed by the Company with the Commission pursuant to its Rule 424(b) or (b) the term sheet or abbreviated term sheet filed by the Company with the Commission pursuant to Rule 424(b)(7) together with the last preliminary prospectus included in the Registration Statement filed prior to the time it becomes effective or filed pursuant to Rule 424(a) under the Act that is delivered by the Company to the Underwriters for delivery to purchasers of the ADSs. Each preliminary prospectus included in the Registration Statement prior to the time it becomes effective or filed pursuant to Rule 424(a) under the Act is herein referred to as a "Preliminary Prospectus." For purposes of this Agreement, all references to the Registration Statement, any Preliminary Prospectus, the Prospectus, or any amendment or supplement to any of the foregoing, shall be deemed to include the respective copies thereof filed with the Commission pursuant to EDGAR.

    (ii) A post-effective amendment to the Company's registration statement on Form F-6 (File No. 33-98664) with respect to the ADRs and the ADSs has been carefully prepared by the Company in conformity with the requirements of the Act and the Rules and Regulations and has been filed with the Commission under the Act. The Company has complied with the conditions for the use of Form F-6. Copies of such registration statement, including any amendments thereto, the prospectus (meeting the requirements of the Rules and Regulations) contained therein and the exhibits, financial statements and schedules, as finally amended and revised, have heretofore been delivered by the Company to you and, to the extent applicable, were identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T. The registration statement on Form F-6 with respect to the ADRs and the ADSs, as amended at the time when it becomes effective as to the aforementioned post-effective amendment, is herein referred to as the "ADR Registration Statement" and shall be deemed to include the copies thereof filed with the Commission pursuant to EDGAR applicable, to the extent applicable.

    (iii) The Company has been duly organized and is validly existing as a public limited company in good standing under the laws of the Republic of Ireland, with corporate power and authority to own or lease its properties and conduct its business as described in the Registration Statement. Each of the subsidiaries of the Company as listed in Exhibit 21.1 to Item 16(a) of the Registration Statement (collectively, the "Subsidiaries") has been duly organized and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, with corporate power and authority to own or lease its properties and conduct its business as described in the Registration Statement. The Subsidiaries are the only subsidiaries, direct or indirect, of the Company. The Company and each of the Subsidiaries are duly qualified to transact business in all jurisdictions in which the conduct of their business requires such qualification except where the failure to be so qualified could not present a material risk to the business property, financial position or operations of the Company or any Subsidiary. The outstanding shares of capital stock of each of the Subsidiaries have been duly authorized and validly issued, are fully paid and non-assessable and are owned by the Company free and clear of all liens, charges, encumbrances, security interests, restrictions and claims except for (i) 1,500 shares (the "Canadian Excluded Shares") of the capital stock of Saville Systems Canada, Ltd., a corporation organized under the laws of Canada ("Saville Canada"), and (ii)
             131.25 shares (the "U.S. Excluded Shares") of the capital stock of Saville Systems U.S., Inc., a corporation organized under the laws of the State of Delaware ("Saville US"), owned by Invoice Systems, which shares are subject to restrictions in favor of the Company pursuant to an agreement dated as of September 26, 1995, between the Company and Invoice Systems (the "Stock Restriction Agreement"), such Canadian Excluded Shares and U.S. Excluded Shares to be hereinafter collectively referred to as "Excluded Shares"; and no options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligations into shares of capital stock or ownership interests in the Subsidiaries are outstanding.

    (iv) The Ordinary Shares outstanding prior to the issuance of the Shares underlying the ADSs to be sold by the Company hereunder have been duly authorized and are validly issued, fully paid and not subject to any call.

    (v) The Company has consummated a restructuring (the "Restructuring") pursuant to various capital contribution and related agreements dated as of September 27, 1995 by and among the Company and each of the stockholders and other securityholders of the Subsidiaries. Pursuant to a Contribution Agreement dated as of September 27, 1995 between the Company and 2916746 Canada, Inc. and Columbia Saville Ireland Investors, L.P., the Company has acquired full right and title to all of the outstanding shares of 2916746 Canada, Inc. As a result of the Restructuring, the Company has acquired all the outstanding shares of each of its Subsidiaries, other than the Excluded Shares. The outstanding options to purchase shares of capital stock of Saville Canada and Saville US prior to the Restructuring have been terminated and are no longer of any force and effect. The Restructuring has been duly and validly authorized by all necessary corporate action on the part of each of Saville Canada, Saville US and the Company pursuant to the provisions of the applicable Memorandum or Articles of Association or the organizational documents of each such corporation and applicable law; and all necessary consents and approvals to the Restructuring and transfer, if any, of the outstanding share capital of Saville Canada and Saville US to the Company pursuant to the Restructuring have been obtained. The Restructuring and the consummation of the transactions thereby contemplated have not and will not (i) violate any provision of the Memorandum or Articles of Association or the charter and by-laws of the Company, Saville Canada and Saville US, (ii) conflict with, result in the breach or violation of, or constitute, either by itself or upon notice or passage of time, or both, a default under any agreement, mortgage, deed of trust, lease, franchise, license, indenture, permit or other instrument to which the Company, Saville Canada or Saville US, is or was, as the case may be, a party or by which the Company, Saville Canada or Saville US, or any of their respective properties, may be or may have been, as the case may be, bound or affected, or (iii) conflict with or violate any statute or any authorization, judgment, decree, order, rule or regulation of any court or any regulatory body, administrative agency or other governmental body applicable to the Company, Saville Canada or Saville US, or any of their respective properties, in any such case in a manner which would have a material adverse effect on the Company and its Subsidiaries taken as a whole. All of the shares of Saville Canada or Saville US were issued in compliance with all registration and qualification provisions of applicable securities laws, and were not issued in violation of or subject to any preemptive rights or other rights to subscribe for or purchase securities.

    (vi) The Company has full legal right, power and authority to enter into the Stock Restriction Agreement and perform its obligations thereunder. The Stock Restriction Agreement has been duly authorized, executed and delivered by each of the Company and Invoice Systems and constitutes the valid and binding obligations of each of the Company and Invoice Systems, enforceable in accordance with its terms.

    (vii) The Shares underlying the ADSs to be sold by the Company hereunder have been duly authorized and when issued and deposited under the Deposit Agreement in accordance with the terms of this Agreement will be validly issued, fully paid and not subject to any call. The Shares underlying the ADSs to be sold by the Selling Shareholders hereunder have been duly authorized and when deposited under the Deposit Agreement in accordance with the terms of this Agreement will be fully paid and not subject to any call other than those which have been waived or satisfied. The issuance of such Shares, and the offering, sale and issuance of the ADSs and the ADRs will not be subject to any preemptive or similar rights other than those which have been waived or satisfied. Neither the filing of the Registration Statement, the post-effective amendment to the ADR Registration Statement, nor the offering and sale of the ADSs as contemplated by this Agreement and the Deposit Agreement gives rise to any rights, other than those which have been waived or satisfied, for or relating to the registration of any Ordinary Shares or other capital stock of the Company.

    (viii) Upon the deposit of the Shares underlying the ADSs to be sold by the Sellers hereunder with the Depositary pursuant to the Deposit Agreement against issuance of the ADRs representing such ADSs, all right, title and interest in such Shares, subject to the Deposit Agreement, will be transferred to the Depositary or its nominee, as the case may be, free and clear of all liens, charges, encumbrances, security interests, restrictions, and claims; upon the due issuance by the Depositary of ADRs evidencing ADSs against the deposit of the Shares in accordance with the provisions of the Deposit Agreement, such ADRs will be duly and validly issued and persons in whose names such ADRs are registered will be entitled to the rights of registered holders of ADRs specified therein and in the Deposit Agreement.

    (ix) The issuance and deposit with the Depositary of the Shares underlying the ADSs to be sold by the Sellers hereunder against issuance of the ADRs evidencing such ADSs, the sale and delivery of such ADSs and the execution and delivery by the Sellers of, and the performance by the Sellers of their obligations under, this Agreement and the Deposit Agreement will not contravene any provision that is material to the Company and its Subsidiaries taken as a whole, of the federal laws of the United States, the federal or provincial laws of Canada, or the laws of the Republic of Ireland or the Memorandum or Articles of Association of the Company, the charter and by-laws of the Subsidiaries or any agreement or other instrument binding upon the Company or any of its Subsidiaries that is material to the Company and its Subsidiaries taken as a whole or any judgment, or decree of any governmental body, agency or court having jurisdiction over the Company or any of its Subsidiaries, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Sellers of their obligations under this Agreement and the Deposit Agreement except such as may be required by the securities or Blue Sky laws of the various states within the U.S. in connection with the offer and sale of the ADSs.

    (x) The information set forth under the caption "Capitalization" in the Prospectus is true and correct. The Shares, the ADSs, and the ADRs conform in all material respects as to legal matters to the descriptions thereof contained in the Registration Statement and the ADR Registration Statement.

    (xi) The Commission has not issued an order preventing or suspending the use of any Preliminary Prospectus or Prospectus relating to the proposed offering of the ADSs nor instituted proceedings for that purpose. Each Preliminary Prospectus at the time of filing thereof did not contain any untrue statement of material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; provided, however, that the Company and the Selling Shareholders make no representations or warranties as to information contained in or omitted from any Preliminary Prospectus in reliance upon, and in conformity with, written information furnished to the Company by or on behalf of any Underwriter through the Representatives, specifically for use in the preparation thereof. The Registration Statement and the ADR Registration Statement contain and the Prospectus and any amendments or supplements thereto contain all statements which are required to be stated therein by, and in all respects conformed or will conform, as the case may be, to the requirements of, the Act and the Rules and Regulations. Neither the Registration Statement, the ADR Registration Statement, nor any amendment thereto contains or will contain, as the case may be, any untrue statement of a material fact or omits or will omit to state any material fact required to be stated therein or necessary to make the statements therein, not misleading and neither the Prospectus nor any amendment or supplement thereto contains or will contain, as the case may be, any untrue statement of a material fact or omits or will omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company and the Selling Shareholders make no representations or warranties as to information contained in or omitted from the Registration Statement, the ADR Registration Statement or the Prospectus, or any such amendment or supplement, in reliance upon, and in conformity with, written information furnished to the Company by or on behalf of any Underwriter through the Representatives, specifically for use in the preparation thereof.

    (xii) The consolidated financial statements of the Company and the Subsidiaries, together with related notes and schedules as set forth in the Registration Statement, present fairly the financial position and the results of operations and cash flows of the Company and the Subsidiaries consolidated, at the indicated dates and for the indicated periods. Such financial statements have been prepared in accordance with U.S. generally accepted accounting principles consistently applied throughout the periods involved, and all adjustments necessary for a fair presentation of results for such periods have been made. The amounts reserved in such financial statements for the payment of future U.S. federal, Canadian or Irish or other income taxes are adequate. The summary financial and statistical data included in the Registration Statement present fairly the information shown therein and have been compiled on a basis consistent with the financial statements presented therein. The pro forma financial information included in the Registration Statement and the Prospectus have been prepared in accordance with the Commission's rules and guidelines with respect to such pro forma financial information, have been properly compiled on the pro forma bases described therein, and, in the reasonable opinion of the Company, except to the extent otherwise required to comply with the Commission's rules and guidelines with respect to pro forma financial information, the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions or circumstances referred to therein.

    (xiii) There is no action, suit, claim or proceeding pending or, to the knowledge of the Company, threatened against the Company or any of the Subsidiaries before any court or administrative agency or otherwise which might reasonably be expected to result in any material adverse change in the business, properties, assets, rights, operations, condition (financial or otherwise) or prospects of the Company and of the Subsidiaries taken as a whole or to prevent the consummation of the transactions contemplated hereby.

    (xiv) The Company and the Subsidiaries have good and marketable title to all of the properties and assets reflected in the financial statements (or as described in the Registration Statement) hereinabove described, subject to no lien, mortgage, pledge, charge, security interest or encumbrance of any kind except those reflected in such financial statements (or as described in the Registration Statement) or which are not material in amount. The Company and the Subsidiaries occupy their leased properties under valid and binding leases conforming in all material respects to the description thereof set forth in the Registration Statement.

    (xv) The Company and the Subsidiaries have filed all U.S. federal, state and foreign income and franchise tax returns which are required to have been filed through the date hereof and have paid all taxes indicated by said returns and all assessments received by them or any of them to the extent that such taxes have become due.

    (xvi) Since the respective dates as of which information is given in the Registration Statement, as it may be amended or supplemented, there has not been any material adverse change or any development involving a prospective material adverse change in or affecting the earnings, business, management, properties, assets, rights, operations, condition (financial or otherwise) or prospects of the Company and its Subsidiaries taken as a whole, whether or not occurring in the ordinary course of business, and there has not been any material transaction entered into by the Company or the Subsidiaries, other than transactions in the ordinary course of business and changes and transactions contemplated by the Registration Statement, as it may be amended or supplemented. The Company and the Subsidiaries have no material contingent obligations which are not disclosed in the Registration Statement, as it may be amended or supplemented.

    (xvii) Neither the Company nor any of the Subsidiaries is, nor do there exist facts or circumstances that, with the giving of notice or the passage of time or both, would cause the Company or any of the Subsidiaries to be, in violation of or in default under the Memorandum or Articles of Association or other organizational documents of the Company and the Subsidiaries or under any agreement, lease, contract, indenture or other instrument or obligation to which it is a party or by which it, or any of its properties, is bound and which default is of material significance in respect of the business or financial condition of the Company and the Subsidiaries taken as a whole. The consummation of the transactions herein contemplated and the fulfillment of the terms hereof will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under any indenture, mortgage, deed of trust or other agreement or instrument to which the Company or any Subsidiary is a party that is material to the Company and the Subsidiaries taken as a whole, or of the Memorandum or Articles of Association or other organizational documents of the Company or any Subsidiary or any order, rule or regulation applicable to the Company or any Subsidiary of any court or of any regulatory body or administrative agency or other governmental body having jurisdiction.

    (xviii) The Company has full legal right, power and authority to enter into this Agreement and the Deposit Agreement and perform the transactions contemplated hereby. This Agreement and the Deposit Agreement have been duly authorized, executed and delivered by the Company and constitute valid and binding obligations of the Company in accordance with their terms, except as the enforcement hereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors rights generally or by general equitable principles.

    (xix) Each approval, consent, order, authorization, designation, declaration or filing by or with any regulatory, administrative or other governmental body necessary in connection with the execution and delivery by the Company of this Agreement and the Deposit Agreement and the consummation of the transactions contemplated by such agreements (except such additional steps as may be required by the National Association of Securities Dealers, Inc. (the "NASD") or except as may be necessary to qualify the ADSs for public offering by the Underwriters under U.S. state securities or Blue Sky laws) has been obtained or made and is in full force and effect.

    (xx) The Company and each of the Subsidiaries holds all material licenses, certificates and permits from governmental authorities which are necessary to the conduct of their businesses.

    (xxi) The Company and the Subsidiaries have the right to use all trademarks, trade names, trade secrets, servicemarks, inventions, patent rights, mask works, copyrights, licenses, software code, audiovisual works, formats, algorithms and underlying data, approvals and governmental authorizations now used in, or which are necessary for fulfillment of their respective obligations or the conduct of their respective businesses as now conducted or proposed to be conducted as described in the Prospectus; the expiration of any trademarks, trade names, trade secrets, servicemarks, inventions, patent rights, mask works, copyrights, licenses, approvals or governmental authorizations would not have a material adverse effect on the condition (financial or otherwise), business, results of operations or prospects of the Company and the Subsidiaries taken together; and the Company has no knowledge of any infringement by it or by any Subsidiary of trademark, trade name rights, patent rights, mask works, copyrights, licenses, trade secret, servicemarks or other similar rights of others, and there is no claim being made against the Company or any Subsidiary regarding trademark, trade name, patent, mask work, copyright, license, trade secret or other infringement or assertion of intellectual property rights would could have a material adverse effect on the condition (financial or otherwise), business, results of operations or prospects of the Company and the Subsidiaries, taken together. To the Company's knowledge, no person or entity has infringed any of the Company's or any Subsidiary's patents, patent rights, trade names, trademarks or copyrights, which infringement is material to the business of the Company and the Subsidiaries taken as a whole.

    (xxii) Ernst & Young, who have certified certain of the financial statements filed with the Commission as part of the Registration Statement, are independent public accountants as required by the Act and the Rules and Regulations.

    (xxiii) Neither the Company nor, to the Company's best knowledge, any of its affiliates, has taken or may take, directly or indirectly, any action designed to cause or result in, or which has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of the ADSs or the Ordinary Shares to facilitate the sale or resale of the ADSs. The Company acknowledges that the Underwriters may engage in passive market making transactions in the ADSs on the Nasdaq National Market in accordance with Rule 10b-6A under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

    (xxiv) Neither the Company, nor any of its Subsidiaries is, nor upon consummation of the transactions contemplated hereby and the application of the proceeds as described in the Registration Statement under "Use of Proceeds" shall be, subject to registration as an "investment company" under the Investment Company Act of 1940, as amended.

    (xxv) The Ordinary Shares are registered pursuant to Section 12(g) of the Exchange Act and the ADSs have been approved for quotation on the Nasdaq National Market, subject to official notice of issuance, and the Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Ordinary Shares under the Exchange Act, nor has the Company received any notification that the Commission is contemplating terminating such registration.

    (xxvi) The Company maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets;

             (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

    (xxvii) The Company and each of its Subsidiaries carry, or are covered by, insurance in such amounts and covering such risks as is adequate for the conduct of their respective businesses and the value of their respective properties and as is customary for companies engaged in similar industries.

    (xxviii) The Company confirms as of the date hereof that it is in compliance with all provisions of Section 1 of Laws of Florida, Chapter 92-198, An Act Relating to Disclosure of doing Business
                              -----------------------------------------------
             with Cuba, and the Company further agrees that if it or any
             ---------
             Subsidiary commences engaging in business with the government of Cuba or with any person or affiliate located in Cuba after the date the Registration Statement becomes or has become effective with the Commission or with the Florida Department of Banking and Finance (the "Department"), whichever date is later, or if the information reported or incorporated by reference in the Prospectus, if any, concerning the Company's business with Cuba or with any person or affiliate in Cuba changes in any material way, the Company will provide the Department notice of such business or change, as appropriate, in a form acceptable to the Department.


    (xxix) Neither the Company nor any of its Subsidiaries is involved in any labor dispute, nor, to the knowledge of the Company, is any such dispute threatened, other than individual employee grievances in the ordinary course of business.

    (xxx) The Company and the Subsidiaries have not incurred any liability for a fee, commission, or other compensation on account of the employment of a broker or finder in connection with the transactions contemplated by this Agreement and the Deposit Agreement other than as contemplated hereby and thereby.


    (xxxi) All material transactions during the Company's current or last three fiscal years between the Company, the Subsidiaries and the officers, directors and 5% shareholders of the Company have been accurately disclosed in the Prospectus to the extent required by the Rules and Regulations; and the terms of each such transaction are in all material respects fair to the Company and the Subsidiaries and no less favorable to the Company and the Subsidiaries than the terms that could have been obtained from unrelated parties.

    (xxxii) To the Company's knowledge, there are no affiliations or associations between any member of the NASD and any of the Company's officers, directors or 5% or greater securityholders, except as set forth in the Registration Statement or as otherwise disclosed in writing to the Representatives.

(xxxiii) The Company is not, and upon the consummation of the transactions contemplated hereby and the application of the proceeds as described in the Registration Statement under the caption "Use of Proceeds" will not become, a "passive foreign investment company" ("PFIC") as defined in Section 1296 of the Internal Revenue Code of 1986, as amended (the "Code"). The Company is not a "controlled foreign corporation" as defined in Section 957 of the Code. The Company will use its best efforts, including but not limited to complying with the guidelines set forth in Schedule A attached hereto and executing the forms of
                       ----------
          letter set forth in Exhibit A attached hereto, to ensure that it will
                              ---------
          not become a PFIC or, if it becomes a PFIC, to comply with the reporting and other requirements of Subparts A, B and C of Part VI of Subchapter P of the Code.

     (b) Each of the Selling Shareholders severally represents and warrants as follows:

     (i) Such Selling Shareholder has as of the date of this Agreement and at the Closing Date and the Option Closing Date, as the case may be (as such dates are hereinafter defined), will have good and valid title to the Shares deposited by it with the Depositary hereunder, free of any liens, charges, encumbrances, security interests, restrictions and claims and full right, power and authority to effect such deposit and the sale and delivery of the ADSs representing such Shares; and upon the sale and delivery of the ADSs to be sold by such Selling Shareholder hereunder, good and valid title thereto, free of any liens, charges, encumbrances, security interests, restrictions and claims, subject to the Deposit Agreement, will be transferred to the several Underwriters.

    (ii) Such Selling Shareholder has full right, power and authority to execute and deliver this Agreement, and the Power of Attorney and Custody Agreement referred to below and to perform such Selling Shareholder's obligations under such documents. The execution and delivery of this Agreement, the Power of Attorney and the Custody Agreement, the consummation by such Selling Shareholder of the transactions herein and therein contemplated and the fulfillment by such Selling Shareholder of the terms hereof and thereof will not require any consent, approval, authorization or order of or declaration or filing with any court, regulatory body, administrative agency or other governmental body (except as may be required under the Act or U.S. state securities laws or Blue Sky laws) and will not result in a breach of any of the terms and provisions of, or constitute a default under, the organizational documents of such Selling Shareholder, if not an individual, or any indenture, mortgage, deed of trust or other agreement or instrument to which such Selling Shareholder is a party, or of any order, rule or regulation applicable to such Selling Shareholder of any court or of any regulatory body or administrative agency or other governmental body having jurisdiction.

   (iii) Such Selling Shareholder has not taken and will not take, directly or indirectly, any action designed to, or which has constituted, or which might reasonably be expected to cause or result in stabilization or manipulation of the price of the ADSs or the Ordinary Shares to facilitate the sale or resale of the ADSs.

    (iv) Without having undertaken to determine independently the accuracy or completeness of either the representations and warranties of the Company contained herein or the information contained in the Registration Statement, each Selling Shareholder other than the Principal Shareholders has no reason to believe that the representations and warranties of the Company contained in this
          Section 1 are not true and correct, is familiar with the Registration Statement and has no knowledge of any material fact, condition or information not disclosed in the Registration Statement which has adversely affected or may adversely affect the business of the Company or the Subsidiaries; and the sale of the Firm Shares and Option Shares by such Selling Shareholder pursuant hereto is not prompted by any information concerning the Company or the Subsidiaries which is not set forth in the Registration Statement. The information pertaining to such Selling Shareholder under the caption "Principal and Selling Shareholders" in the Prospectus is complete and accurate in all material respects.

      2.  PURCHASE, SALE AND DELIVERY OF THE FIRM AMERICAN DEPOSITARY SHARES.
          -------------------------------------------------------------------

     (a) On the basis of the representations, warranties and covenants herein contained, and subject to the conditions herein set forth, the Sellers agree to sell to the Underwriters and each Underwriter agrees, severally and not jointly,
to purchase, at a price of $      per American Depositary Share, the number of
                            -----
Firm American Depositary Shares set forth opposite the name of each Underwriter in Schedule I hereof, subject to adjustments in accordance with Section 9 hereof. The number of Firm American Depositary Shares to be purchased by each Underwriter from each Seller shall be as nearly as practicable in the same proportion to the total number of Firm American Depositary Shares being sold by each Seller as the number of Firm American Depositary Shares being purchased by each Underwriter bears to the total number of Firm American Depositary Shares to be sold hereunder. The obligations of the Company and of each of the Selling Shareholders shall be several and not joint.

     ADRs in negotiable form representing the total number of ADSs (with stock transfer forms executed in blank) to be sold hereunder by the Selling Shareholders have been placed in custody with the Company or its agent as custodian (the "Custodian") pursuant to the Custody Agreement and Power of Attorney executed by each Selling Shareholder for delivery of all Firm American Depositary Shares and any Option American Depositary Shares to be sold hereunder by the Selling Shareholders. Each of the Selling Shareholders specifically agrees that the Firm American Depositary Shares and any Option American Depositary Shares represented by the certificates held in custody for the Selling Shareholders under the Custody Agreement and Power of Attorney are subject to the interests of the Underwriters hereunder, that the arrangements made by the Selling Shareholders for such custody are to that extent irrevocable, and that the obligations of the Selling Shareholders hereunder shall not be terminable by any act or deed of the Selling Shareholders (or by any other person, firm or corporation including the Company, the

Custodian or the Underwriters) or by operation of law (including the death of an individual Selling Shareholder or the dissolution of a Selling Shareholder that is not an individual) or by the occurrence of any other event or events, except as set forth in the Custody Agreement and Power of Attorney. If any such event should occur prior to the issuance and delivery of the ADRs evidencing the ADSs to the Underwriters hereunder, ADRs evidencing the Firm American Depositary Shares or the Option American Depositary Shares, as the case may be, shall be delivered by the Custodian in accordance with the terms and conditions of this Agreement as if such event had not occurred. The Custodian is authorized to receive and acknowledge receipt of the proceeds of sale of the ADSs held by it against delivery of ADRs representing such ADSs.

     The Company and each Selling Shareholder, as the case may be, shall pay any transfer or other taxes in connection with the sale and delivery of ADSs by the Company or such Selling Shareholder, as the case may be, as contemplated by this Agreement, including, without limitation, any Republic of Ireland stamp duty and any Republic of Ireland income, capital gains, withholding, transfer or other tax, including any indirect tax, incident to the deposit of the Shares pursuant to the Deposit Agreement, the creation by the Depositary of the ADSs, the issue by the Depositary of the ADSs, the delivery to the Company or the Selling Shareholders, as the case may be, of the ADSs against receipt of the Shares by the Depositary, the issue or delivery by the Company or the Selling Shareholder, as the case may be, of the ADSs to the Underwriters and the sale and delivery of the ADSs by the Underwriters to the initial purchasers thereof.

     (b) Payment for the Firm American Depositary Shares to be sold hereunder is to be made in New York Clearing House funds by certified or bank cashier's checks drawn to the order of the Company for the shares to be sold by it and to the order of the Custodian for the shares to be sold by the Selling Shareholders, in each case against delivery of ADRs therefor to the Representatives for the several accounts of the Underwriters. Such payment and delivery are to be made at the offices of Alex. Brown & Sons Incorporated, 135 East Baltimore Street, Baltimore, Maryland, at 10:00 a.m., Baltimore time, on the third business day after the date of this Agreement, unless otherwise required by the Commission pursuant to Rule 15c6-1 of the Exchange Act, or at such other time and date not later than five business days thereafter as you and the Company shall agree upon, such time and date being herein referred to as the "Closing Date." (As used herein, "business day" means a day on which the New York Stock Exchange is open for trading and on which banks in New York are open for business and are not permitted by law or executive order to be closed.) The ADRs evidencing the Firm American Depositary Shares will be delivered in such denominations and in such registrations as the Representatives request in writing not later than the second full business day prior to the Closing Date, and will be made available for inspection if requested by the Representatives at least one business day prior to the Closing Date.

     (c) In addition, on the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Selling Shareholders listed on Schedule III hereto hereby grant an option to the several Underwriters to purchase the Option American Depositary Shares at the price per ADSs as set forth in the first paragraph of this Section 2. The option granted hereby may be exercised once, in whole or in part, at any time upon written notice given within 30 days after the date of this Agreement, by you, as

Representatives of the several Underwriters, to the Company and the Custodian setting forth the number of Option American Depositary Shares as to which the several Underwriters are exercising the option, the names and denominations in which the ADRs evidencing the Option American Depositary Shares are to be registered and the time and date at which such ADRs are to be delivered. If the option granted hereby is exercised in part, the respective number of Option American Depositary Shares to be sold by each of the Selling Shareholders listed in Schedule III hereto shall be determined on a pro rata basis in accordance with the percentages set forth opposite the names on Schedule III hereto adjusted by you in such manner as to avoid fractional shares. The time and date at which ADRs evidencing Option American Depositary Shares are to be delivered shall be determined by the Representatives but shall not be earlier than three nor later than 10 full business days after the exercise of such option, nor in any event prior to the Closing Date (such time and date being herein referred to as the "Option Closing Date"). If the date of exercise of the option is three or more days before the Closing Date, the notice of exercise shall set the Closing Date as the Option Closing Date. The number of Option American Depositary Shares to be purchased by each Underwriter shall be in the same proportion to the total number of Option American Depositary Shares being purchased as the number of Firm American Depositary Shares being purchased by such Underwriter bears to
          , adjusted by you in such manner as to avoid fractional shares. The
- ----------
option with respect to the Option American Depositary Shares granted hereunder may be exercised only to cover over-allotments in the sale of the Firm American Depositary Shares by the Underwriters. You, as Representatives of the several Underwriters, may cancel such option at any time prior to its expiration by giving written notice of such cancellation to the Custodian. To the extent, if any, that the option is exercised, payment for the Option American Depositary Shares shall be made on the Option Closing Date in New York Clearing House funds by certified or bank cashier's check drawn to the order of the Custodian against delivery of ADRs therefor at the offices of Alex. Brown & Sons Incorporated, 135 East Baltimore Street, Baltimore, Maryland.

      3.  OFFERING BY THE UNDERWRITERS.  It is understood that the several
          -----------------------------
Underwriters are to make a public offering of the Firm American Depositary Shares as soon as the Representatives deem it advisable to do so. The Firm American Depositary Shares are to be initially offered to the public at the initial public offering price set forth in the Prospectus. The Representatives may from time to time thereafter change the public offering price and other selling terms. To the extent, if at all, that any Option American Depositary Shares are purchased pursuant to Section 2 hereof, the Underwriters will offer them to the public on the foregoing terms.

     It is further understood that you will act as the Representatives for the Underwriters in the offering and sale of the ADSs in accordance with a Master Agreement Among Underwriters entered into by you and the several other Underwriters.

      4.  COVENANTS OF THE COMPANY AND THE SELLING SHAREHOLDERS.
          ------------------------------------------------------

     (a)  The Company covenants and agrees with the several Underwriters that:

     (i) The Company will (A) if the procedure in Rule 430A of the Rules and Regulations is followed, prepare and timely file with the Commission under Rule 424(b) of the Rules and Regulations a Prospectus in a form approved by the Representatives containing information previously omitted at the time of effectiveness of the Registration Statement in reliance on Rule 430A of the Rules and Regulations, (B) not file any amendment to the Registration Statement, the ADR Registration Statement, or supplement to the Prospectus of which the Representatives shall not previously have been advised and furnished with a copy or to which the Representatives shall have reasonably objected in writing or which is not in compliance with the Rules and Regulations and (C) file on a timely basis all reports and any definitive proxy or information statements required to be filed by the Company with the Commission subsequent to the date of the Prospectus and prior to the termination of the offering of the ADSs by the Underwriters. To the extent applicable, the copies of the Registration Statement and each amendment thereto (including all exhibits filed therewith), any Preliminary Prospectus or Prospectus (in each case, as amended or supplemented) furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

    (ii) The Company will advise the Representatives promptly (A) when any post-effective amendment thereto shall have become effective, (B) of the receipt of any comments from the Commission, (C) of any request of the Commission for amendment of the Registration Statement, the ADR Registration Statement, or for supplement to the Prospectus or for any additional information, and (D) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the ADR Registration Statement or the use of the Prospectus or of the institution of any proceedings for that purpose. The Company will use its best efforts to prevent the issuance of any such stop order preventing or suspending the use of the Prospectus and to obtain as soon as possible the lifting thereof, if issued.

   (iii) The Company will cooperate with the Representatives in endeavoring to qualify the ADSs for sale under the securities laws of such jurisdictions as the Representatives may reasonably have designated in writing and will make such applications, file such documents, and furnish such information as may be reasonably required for that purpose, provided the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction where it is not now so qualified or required to file such a consent. The Company will, from time to time, prepare and file such statements, reports, and other documents, as are or may be required to continue such qualifications in effect for so long a period as the Representatives may reasonably request for distribution of the ADSs.

    (iv) The Company will deliver to, or upon the order of, the Representatives, from time to time, as many copies of any Preliminary Prospectus as the Representatives may reasonably request. The Company will deliver to, or upon the order of, the Representatives during the period when delivery of a Prospectus is required under the Act, as many copies of the Prospectus in final form, or as thereafter amended or supplemented, as the Representatives may reasonably request. The Company will deliver to the Representatives at or before the Closing Date, five signed copies of the Registration Statement and the ADR Registration Statement and all amendments thereto including all exhibits filed therewith, and will deliver to the Representatives such number of copies of the Registration Statement and the ADR Registration Statement (including such number of copies of the exhibits filed therewith that may reasonably be requested), and of all amendments thereto, as the Representatives may reasonably request.

     (v) The Company will comply to the best of its ability with the Act and the Rules and Regulations, and the Exchange Act, and the rules and regulations of the Commission thereunder, so as to permit the completion of the distribution of the ADSs as contemplated in this Agreement and the Prospectus. If during the period in which a prospectus is required by law to be delivered by an Underwriter or dealer any event shall occur as a result of which, in the judgment of the Company or in the reasonable opinion of the Underwriters, it becomes necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances existing at the time the Prospectus is delivered to a purchaser, not misleading, or, if it is necessary at any time to amend or supplement the Prospectus to comply with any law, the Company promptly will prepare and file with the Commission an appropriate amendment to the Registration Statement or the ADR Registration Statement or supplement to the Prospectus so that the Prospectus as so amended or supplemented will not, in the light of the circumstances when it is so delivered, be misleading, or so that the Prospectus will comply with the law.

    (vi) The Company will make generally available to its security holders, as soon as it is practicable to do so, but in any event not later than 15 months after the effective date of the Registration Statement and the ADR Registration Statement, an earning statement (which need not be audited) in reasonable detail, covering a period of at least 12 consecutive months beginning after the effective date of the Registration Statement and the ADR Registration Statement, which earning statement shall satisfy the requirements of Section 11(a) of the Act and Rule 158 of the Rules and Regulations and will advise you in writing when such statement has been so made available.

   (vii) The Company will, for a period of five years from the Closing Date, deliver to the Representatives copies of annual reports and copies of all other documents, reports and information furnished by the Company to its stockholders or filed with any securities exchange or the Nasdaq National Market pursuant to the requirements of such exchange or the Nasdaq National Market or with the Commission pursuant to the Act or the Exchange Act. The Company will deliver to the Representatives similar reports with respect to significant subsidiaries, as that term is defined in the Rules and Regulations, which are not consolidated in the Company's financial statements. To the extent applicable, such reports or documents shall be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

  (viii) No offering, sale, short sale or other disposition of any Ordinary Shares or ADSs or any other capital stock of the Company or other securities convertible into or exchangeable or exercisable for Ordinary Shares or ADSs will be made until 90 days after the effective date of the Registration Statement (the "Lock-Up Period") directly or indirectly, by the Company otherwise than hereunder or with the prior written consent of Alex. Brown & Sons Incorporated, except that the
          Company may, without such consent, issue up to            Ordinary
                                                         ----------
          Shares (A) upon the exercise of options outstanding on the date of this Agreement and grant options pursuant to the 1995 Share Option Plan (the "1995 Share Plan") and (B) pursuant to the Employee Share Purchase Plan. The Company will not issue any options or other purchase rights to acquire Shares which will become exercisable within the Lock-Up Period without the prior written consent of Alex. Brown & Sons Incorporated.

    (ix) The Company will use its best efforts to list, subject to notice of issuance, the ADSs on the Nasdaq National Market.

     (x) The Company shall cause each executive officer and director and Selling Shareholder to furnish to you, on or prior to the date of this Agreement, a letter or letters, in form and substance satisfactory to the Underwriters, pursuant to which each such person shall agree not to offer, sell, sell short or otherwise dispose of any Ordinary Shares or ADSs of the Company or other capital stock of the Company, or any other securities convertible into, exchangeable or exercisable for Ordinary Shares or ADSs owned by such person (or as to which such person has the right to direct the disposition of) during the Lock-Up Period, except with the prior written consent of Alex. Brown & Sons Incorporated.

    (xi) The Company shall apply the net proceeds of the sale of the ADSs hereunder as set forth in the Prospectus and shall file such reports with the Commission with respect to the sale of the ADSs and the application of the proceeds therefrom as may be required in accordance with Rule 463 under the Act.

   (xii) The Company shall not invest, or otherwise use the proceeds received by the Company from the sale of the shares to the Underwriters in such a manner as would require the Company or any of the Subsidiaries to register as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act").

  (xiii) The Company will maintain a transfer agent and, if necessary under the jurisdiction of incorporation of the Company or if required for the Nasdaq National Market designation, a registrar for its Ordinary Shares and ADSs.

   (xiv) The Company will not take, directly or indirectly, any action designed to cause or result in, or that has constituted or might reasonably be expected to constitute, the stabilization or manipulation of the price of any securities of the Company to facilitate the sale or resale of Ordinary Shares or the ADSs.

    (xv) The Company will use its best efforts, including but not limited to complying with the guidelines set forth in Exhibit A attached hereto,
                                                     ---------
          to ensure that it will not become a PFIC or, if it becomes a PFIC, to comply with the reporting and other requirement of Subparts A, B and C of Part VI of Subchapter P of the Code.

     (b) Each of the Selling Shareholders covenants and agrees with the several Underwriters that:

     (i) No offering, sale or other disposition of any Ordinary Shares or ADSs or any other capital stock of the Company, including any right, convertible, exchangeable or exercisable into Ordinary Shares or ADSs, will be made during the Lock-Up Period, directly or indirectly, by such Selling Shareholder otherwise than hereunder or with the prior written consent of Alex. Brown & Sons Incorporated.

    (ii) In order to document the Underwriters' compliance with the reporting and withholding provisions of the Tax Equity and Fiscal Responsibility Act of 1982 and the Interest and Dividend Tax Compliance Act of 1983 with respect to the transactions herein contemplated, each of the Selling Shareholders agrees to deliver to you prior to or at the Closing Date a properly completed and executed U.S. Treasury Department Form W-8 or W-9 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof).

   (iii) Such Selling Shareholder will not take, directly or indirectly, any action designed to cause or result in, or that has constituted or might reasonably be expected to constitute, the stabilization or manipulation of the price of any securities of the Company.

      5.  COSTS AND EXPENSES.  The Company will pay all costs, expenses and fees
          -------------------
incident to the performance of the obligations of the Sellers under this Agreement, including, without limiting the generality of the foregoing, the following: accounting fees of the Company; the fees and disbursements of counsel for the Company; the cost of printing and delivering to, or as requested by, the Underwriters copies of the Registration Statement, the ADR Registration

Statement, Preliminary Prospectuses, the Prospectus, this Agreement, the Agreement Among Underwriters, the Underwriters' internal Selling Memorandum, the Underwriters' Questionnaire, the Invitation Letter, the Deposit Agreement, the Blue Sky Survey and any supplements or amendments thereto; the filing fees of the Commission; the filing fees and expenses, including the fees and disbursements of counsel for the Underwriters, incident to securing any required review by the National Association of Securities Dealers, Inc. (the "NASD") of the terms of the sale of the ADSs; the Listing Fee of the Nasdaq National Market; and the filing fees and expenses, including the fees and disbursements of counsel for the Underwriters, incurred in connection with the qualification of the Shares and the ADSs under U.S. state securities or Blue Sky laws and the qualification of the Shares and the ADSs under the federal or provincial laws of Canada. To the extent, if at all, that any of the Selling Shareholders engage special legal counsel to represent them in connection with this offering, the fees and expenses of such counsel shall be borne by such Selling Shareholder. Any transfer taxes (including, without limitation, Republic of Ireland stamp duty) imposed on the sale of the ADSs to the several Underwriters will be paid by the Sellers pro rata. The Company shall not, however, be required to pay for any of the Underwriters' expenses (other than those related to qualification under U.S. state securities or Blue Sky laws or qualification under the federal or provincial laws of Canada, and those incident to securing any required review by the NASD) except that, if this Agreement shall not be consummated because the conditions in Section 6 hereof are not satisfied, or because this Agreement is terminated by the Representatives pursuant to Section 11 hereof, or by reason of any failure, refusal or inability on the part of the Company or any of the Selling Shareholders to perform any undertaking or satisfy any condition of this Agreement or to comply with any of the terms hereof on their part to be performed, unless such failure to satisfy said condition or to comply with said terms be due to the default or omission of any Underwriter, then the Company shall reimburse the several Underwriters for reasonable out-of-pocket expenses, including fees and disbursements of counsel, reasonably incurred in connection with investigating, marketing and proposing to market the ADSs or in contemplation of performing their obligations hereunder; but the Company shall not in any event be liable to any of the several Underwriters for damages on account of loss of anticipated profits from the sale by them of the ADSs.

      6.  CONDITIONS OF OBLIGATIONS OF THE UNDERWRITERS. The several obligations
          ----------------------------------------------
of the Underwriters to purchase the Firm American Depositary Shares representing the Firm Shares on the Closing Date and the Option American Depositary Shares representing the Option Shares, if any, on the Option Closing Date are subject to the accuracy, as of the Closing Date or the Option Closing Date, as the case may be, of the representations and warranties of the Company and the Selling Shareholders contained herein, and to the performance by the Company and the Selling Shareholders of their covenants and obligations hereunder and to the following additional conditions:

     (a) The Registration Statement and ADR Registration Statement and all post-effective amendments thereto shall have become effective and any and all filings required by Rule 424 and Rule 430A of the Rules and Regulations shall have been made, and any request of the Commission for additional information (to be included in the Registration Statement or otherwise) shall have been disclosed to the Representatives and complied with to their reasonable satisfaction. No stop order suspending the effectiveness of the Registration Statement and ADR

Registration Statement, as amended from time to time, shall have been issued and no proceedings for that purpose shall have been taken or, to the knowledge of the Company and the Selling Shareholders, shall be contemplated by the Commission.

     (b) The Representatives shall have received on the Closing Date or the Option Closing Date, as the case may be, the opinions of Hale and Dorr, special counsel for the Company and special counsel for each Selling Shareholder, dated the Closing Date or the Option Closing Date, as the case may be, addressed to the Underwriters (and stating that it may be relied upon by counsel to the Underwriters) to the effect that:

     (i) Saville US has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with corporate power and authority to own or lease its properties and conduct its business as described in the Prospectus; The Company and Saville US are each duly qualified to transact business in each jurisdiction listed on Schedule IV attached hereto; the outstanding shares of capital stock of Saville US have been duly authorized and validly issued and are fully paid and non-assessable and, except for the U.S. Excluded Shares, are owned of record by the Company; and, to the best of such counsel's knowledge, no options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligations into any shares of capital stock or of ownership interests in the Company or Saville US are outstanding.

    (ii) The issuance and deposit with the Depositary of the Shares underlying the ADSs to be sold by the Company and the Selling Shareholders under this Agreement against issuance of the ADRs evidencing such ADSs, the sale and delivery of such ADSs on the Closing Date or the Option Closing Date, and the execution and delivery of this Agreement and the Deposit Agreement and the consummation of the transactions contemplated by such agreements do not and will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any material agreement or instrument listed as an Exhibit to the Registration Statement to which the Company or any of the Subsidiaries is a party or by which the Company or any of the Subsidiaries may be bound and do not and will not contravene any provision of the federal laws of the United States, or to the best of such counsel's knowledge, any judgment or decree of any U.S. governmental body, agency or court having jurisdiction over the Company or any of its Subsidiaries.

   (iii) Except as described in or contemplated by the Prospectus, to the knowledge of such counsel, there are no outstanding securities of the Company convertible or exchangeable into or evidencing the right to purchase or subscribe for any shares of capital stock of the Company and there are no outstanding or authorized options, warrants or rights of any character obligating the Company to issue any shares of its capital stock or any securities convertible or exchangeable into or evidencing the right to purchase or subscribe for any shares of such stock; and except as described in the Prospectus, to the knowledge of such counsel, there is no holder of any securities of the Company or any other person who has the right, which has not been waived and which does not terminate on or before the Closing Date, contractual or otherwise, to cause the Company to sell or otherwise issue to them, or to permit them to underwrite the sale of, any of the Ordinary Shares or the ADSs or the right to have any Ordinary Shares or ADSs or other securities of the Company included in the Registration Statement or the ADR Registration Statement or the right, as a result of the filing of the Registration Statement or the ADR Registration Statement or the consummation of the transactions contemplated therein, to require registration under the Act of any Ordinary Shares or ADSs or other securities of the Company.

    (iv) The Registration Statement and the ADR Registration Statement have become effective under the Act and, to the knowledge of such counsel, no stop order proceedings with respect thereto have been instituted or are pending or threatened under the Act.

     (v) The Registration Statement, the ADR Registration Statement, all Preliminary Prospectuses, the Prospectus and each amendment or supplement thereto comply as to form in all material respects with the requirements of the Act and the applicable Rules and Regulations thereunder (except that such counsel need express no opinion as to the financial statements, schedules and other financial and statistical information included therein).

    (vi) The statements under the caption "Description of American Depositary Receipts" in the Prospectus, insofar as such statements constitute a summary of the terms of the ADSs and the ADRs, fairly and correctly present the information called for with respect to the terms of the ADSs and the ADRs. The statements under the captions "Risk Factors - Shares Eligible for Future Sale," and "Taxation" (insofar as such matters relate to U.S. federal law) in the Prospectus, and the statements under Item 15 of Part II of the Registration Statement, insofar as such statements constitute a summary of documents referred to therein or matters of law, are accurate summaries and fairly and correctly present the information called for with respect to such documents and matters.

   (vii) Such counsel does not know of any contracts or documents required to be filed as exhibits to the Registration Statement or ADR Registration Statement, or described in the Registration Statement, the ADR Registration Statement or the Prospectus which are not so filed or described as required, and such contracts and documents as summarized in the Registration Statement or the Prospectus are fairly summarized in all material respects.

  (viii) This Agreement and the Deposit Agreement have been duly authorized, executed and delivered by the Company.

    (ix) No approval, consent, order, authorization, designation, declaration or filing by or with any regulatory, administrative or other governmental body is necessary in connection with the execution and delivery of this Agreement and the consummation of the transactions herein contemplated (other than as may be required by the National Association of Securities Dealers, Inc. or as required by State securities and Blue Sky laws as to which such counsel need express no opinion) except such as have been obtained or made.

     (x) The Company is not, and will not become as a result of the consummation of the transactions contemplated by this Agreement, required to register as an investment company under the 1940 Act.

    (xi) Such counsel knows of no material legal or governmental proceedings pending or threatened against the Company or any of the Subsidiaries, except as set forth in the Prospectus.

   (xii) The Company has full legal right, power and authority to enter into the Stock Restriction Agreement and perform its obligations thereunder. The Stock Restriction Agreement has been duly authorized, executed and delivered by the Company and, assuming due execution and delivery to the Company by Invoice Systems, constitutes valid and binding obligations of the Company and Invoice Systems, enforceable in accordance with its terms.

  (xiii) Each of this Agreement, the Custody Agreement and the related Power of Attorney has been duly authorized, executed and delivered by or on behalf of each of the Selling Shareholders.

   (xiv) Each Selling Shareholder has full legal right, power and authority, and any approval required by law (other than as required by U.S. state securities and Blue Sky laws as to which such counsel need express no opinion), to sell, assign, transfer and deliver the portion of the ADSs to be sold by such Selling Shareholder.

    (xv) The Custody Agreement and the Power of Attorney executed and delivered by each Selling Shareholder are valid, binding and enforceable in accordance with their respective terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting the rights and remedies of creditors generally and to general principles of equity.

   (xvi) The Underwriters (assuming that they are bona fide purchasers within the meaning of the Uniform Commercial Code) have acquired good and marketable title to the ADSs being sold by each Selling Shareholder on the Closing Date, and the Option Closing Date, as the case may be, free and clear of all liens, encumbrances, equities and claims.

     In rendering such opinion Hale and Dorr, may rely as to matters governed by the laws of states other than Massachusetts and Delaware and federal laws on local counsel in such jurisdictions and as to the matters set forth in subparagraphs (xv), (xvi) and (xvii) on opinions of other counsel representing the respective Selling Shareholders, provided that in each case Hale and Dorr shall state that they believe that they and the Underwriters are justified in relying on such other counsel. In addition to the matters set forth above, such opinion shall also include a statement to the effect that nothing has come to the attention of such counsel which leads them to believe that (i) the Registration Statement and the ADR Registration Statement, or any post-effective amendment thereto, as of the time they became effective under the Act (but after giving effect to any modifications incorporated therein pursuant to Rule 430A under the Act) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and (ii) the Prospectus, or any supplement thereto, on the date it was filed pursuant to the Rules and Regulations and as of the Closing Date or the Option Closing Date, as the case may be, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements, in the light of the circumstances under which they were made, not misleading (except that such counsel need express no view as to financial statements and other financial and statistical information included therein). With respect to such statement, Hale and Dorr may state that their belief is based upon the procedures set forth therein, but is without independent check and verification.

     (c) The Representatives shall have received on the Closing Date or the Option Closing Date, as the case may be, the opinion of McCann Fitzgerald, Solicitors, Irish counsel for the Company dated the Closing Date or the Option Closing Date, as the case may be, addressed to the Underwriters to the effect that:

(i) The Company has been duly organized and is a validly existing corporation under the laws of the Republic of Ireland, with corporate power and authority to own and lease its properties and conduct its business as described in the Prospectus; the Company, is duly qualified to transact business in all jurisdictions listed on Schedule IV attached hereto; the outstanding shares of capital stock of the Company have been duly authorized and validly issued, are fully paid and non-assessable; to the best of such counsel's knowledge, except as described in the Prospectus, there are no options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligations into any shares of capital stock or of ownership interests in the Company.

(ii) The Shares underlying the ADSs to be sold by the Company and the Selling Shareholders under this Agreement have been duly authorized and, when issued and deposited under the Deposit Agreement in accordance with the terms of this Agreement, will be validly issued, fully paid and non-assessable, and not subject to any preemptive or similar rights.

(iii) This Agreement has been duly authorized and executed by the Company and assuming this Agreement creates valid and binding obligations of the parties under Maryland law, the laws of the Republic or Ireland will not prevent this Agreement from being the valid and binding obligation of the Company.

(iv) The issuance and deposit with the Depositary of the Shares underlying the ADSs to be sold by the Company and the Selling Shareholders under this Agreement, the sale and delivery of such ADSs on the Closing Date or the Option Closing Date, and the execution and delivery of this Agreement and the Deposit Agreement and the consummation of the transactions contemplated by such agreements do not and will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, the Memorandum or Articles of Association of the Company, or any agreement or instrument known to such counsel to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries may be bound, and do not and will not contravene any provision of the laws of the Republic of Ireland, or to the best of such counsel's knowledge, any judgment or decree of any Republic of Ireland court in which such counsel has represented the Company.

(v) The Registration Statement and the ADR Registration Statement have been duly authorized and executed by the Company and the filing of such documents with the Commission has been duly authorized by the Company.

(vi) No approval, consent, order, authorization, or filing by or with any Republic of Ireland regulatory, administrative or other governmental body or agency is necessary in connection with the issue of the ADSs or any of the Shares represented thereby or the sale of the ADSs and the execution and delivery of this Agreement and the Deposit Agreement and the consummation of the transactions therein contemplated by the Company and the Selling Shareholders except such as have been obtained or made, specifying the same.

(vii) The Company has authorized and outstanding share capital as set forth under the caption "Capitalization" in the Prospectus and such share capital conforms to the description thereof contained in the Prospectus.

(viii) Except as disclosed in the Prospectus, (x) no stamp or other issue or transfer taxes or duties and no capital gains, income, withholding or other taxes are payable to the Republic of Ireland or any political subdivision or taxing authority thereof or therein in connection with
        (A) the deposit with the Custodian under the Custody Agreement of the Shares by the Selling Shareholders, (B) the deposit with the Depositary of the Shares by the Company and the Selling Shareholders against the creation of ADSs and the issue of the ADRs, (C) the issue of Shares by the Company or the issue and delivery by or on behalf of the Company and the Selling Shareholders of such ADSs to or for the respective accounts of the Underwriters or (D) the sale and delivery by the Underwriters of such ADSs to the initial purchasers thereof and (y) any dividends and other distributions declared and payable on the Shares may under Republic of Ireland laws and regulations be paid to the Depositary in Irish pounds that may be converted into foreign currency, including U.S. dollars that may be freely transferred out of the Republic of Ireland.

(ix) The statements under the captions "Taxation" in the Prospectus, insofar as such statements relate to Republic of Ireland tax matters currently applicable to the U.S. holders referred to therein, accurately reflect as of the date of the Prospectus the material tax consequences of owning Ordinary Shares or Ordinary Shares represented by ADSs.

(x) The statements under the captions "Description of Share Capital" and "Irish Exchange Control Regulations" in the Prospectus, and in Items 14 and 15 in the Registration Statement, insofar as such statements constitute a summary of documents referred to therein governed by Republic of Ireland law or Republic of Ireland matters of law, are accurate summaries and fairly and correctly present the information called for with respect to such documents and matters.

(xi) The Prospectus was, on or before the date of its publication, duly delivered to the Registrar of Companies in the Republic of Ireland for registration in accordance with Sections 47 and 51 of the Irish Companies Act having endorsed thereon, or attached thereto, all such matters as are required by the said Section 47 to be endorsed on or attached to it.

(xii) Such counsel is not presently representing the Company in any legal proceedings which have been commenced in the courts of the Republic of Ireland.

(xiii) The Company has the power to submit, and has taken all necessary corporate action to submit to the jurisdiction of any U.S. federal or Maryland court and to appoint CT Corporation System as the authorized agent of the Company for the purpose described in Section 14 of this Agreement.

(xiv) On the assumption that the jurisdiction clause in Section 14 of this Agreement is valid and binding under the laws of the State of Maryland by which it is expressly governed, the Republic of Ireland courts would normally give effect to the parties' choice of courts in Maryland to settle disputes arising from this Agreement. Under Republic of Ireland law, the choice of the laws of the State of Maryland is a valid choice of the governing law of this Agreement. The validity and binding nature of the obligations contained in this Agreement are governed by the law of the State of Maryland.

(xv) A final conclusive judgment against the Company for a definitive sum of money entered by any court in the United States in any action arising out of or in connection with or with respect to any transaction contemplated by this Agreement or the Deposit Agreement would be enforced by the Republic of Ireland courts, without reexamination or re-litigation of the matters adjudicated upon, provided that (A) enforcement of the judgment would not be contrary to Republic of Ireland public policy; (B) the judgment was not obtained by fraud; (C) the judgment was not obtained in proceedings contrary to natural justice; (D) the judgment is not inconsistent with a Republic of Ireland judgment in respect of the same matter; (E) the judgment is not for multiple damages; and (F) enforcement proceedings are instituted within six years after the date of the judgment.

    (d) The Representatives shall have received on the Closing Date or the Option Closing Date, as the case may be, the opinion of Owens, Wright, Barristers & Solicitors, counsel for Saville Canada, dated the Closing Date or the Option Closing Date, as the case may be, addressed to the Underwriters to the effect that:

(i) Each of Saville Canada and 2916746 Canada, Inc. has been duly organized and is a validly existing corporation under the laws of Canada, with corporate power and authority to own and lease its properties and conduct its business as described in the Prospectus; Saville Canada is duly qualified to transact business in all jurisdictions listed on
        Schedule IV attached hereto; the outstanding shares of capital stock of Saville Canada have been duly authorized and validly issued, are fully paid and non-assessable and are owned by the Company except for (i) the Canadian Excluded Shares and (ii) the 4,000 Shares of Saville Canada which are owned by 2916746 Canada, Inc., a wholly-owned subsidiary of the Company; and to the best of such counsel's knowledge, except as described in the Prospectus, there are no options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligations into any shares of capital stock or of ownership interests in Saville Canada.

(ii) Such counsel knows of no material legal or governmental proceedings pending or threatened against Saville Canada except as set forth in the Prospectus.

    (e) The Representatives shall have received on the Closing Date or the Option Closing Date, as the case may be, the opinion of Emmet, Marvin & Martin, LLP, counsel for the Depositary, dated the Closing Date or the Option Closing Date, as the case may be, addressed to the Underwriters to the effect that:

(i) The Deposit Agreement has been duly authorized, executed and delivered by the Depositary and constitutes a valid and binding obligation of the Depositary.

(ii) Upon the issuance by the Depositary of ADRs evidencing ADSs against the deposit of the Shares in accordance with the provisions of the Deposit Agreement (assuming such Shares were, at the time of such deposit, (a) duly authorized, validly issued, fully paid and non-assessable and (b) registered in compliance with the Act), such ADRs will be duly and validly issued and persons in whose name such ADRs are registered will be entitled to the rights or registered holders of ADRs specified therein and in the Deposit Agreement.

     (f) The Representatives shall have received from Testa, Hurwitz & Thibeault, LLP, counsel for the Underwriters, an opinion dated the Closing Date or the Option Closing Date, as the case may be that,

(i)     Substantially to the effect specified in subparagraphs (ii), (iii),
        (iv), (ix) and (x) of Paragraph (b) of this Section 6, and that Saville US is a duly incorporated and validly existing corporation under the laws of the State of Delaware.

(ii) Upon the due issuance by the Depositary of ADRs evidencing ADSs against the deposit of the Shares in accordance with the provisions of the Deposit Agreement such ADRs will be duly and validly issued and persons in whose name such ADRs are registered will be entitled to the rights of registered holders of ADRs specified therein and in the Deposit Agreement.

In rendering such opinion, Testa, Hurwitz & Thibeault, LLP may rely as to all matters governed other than by the laws of the State of Delaware or U.S. federal laws on the opinion of counsel referred to in Paragraph (b), (d) and (e) of this
Section 6. In addition to the matters set forth above, such opinion shall also include a statement to the effect that nothing has come to the attention of such counsel which leads them to believe that (i) the Registration Statement and the ADR Registration Statement, or any amendment thereto, as of the time they became effective under the Act (but after giving effect to any modifications incorporated therein pursuant to Rule 430A under the Act) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and
(ii) the Prospectus, or any supplement thereto, on the date it was filed pursuant to the Rules and Regulations and as of the Closing Date or the Option Closing Date, as the case may be, contained an untrue statement of a material fact or omitted to state a material fact, necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (except that such counsel need express no view as to financial statements and other financial and statistical information included therein). With respect to such statement, Testa, Hurwitz & Thibeault, LLP may state that their belief is based upon the procedures set forth therein, but is without independent check and verification.

     (g) The Representatives shall have received at or prior to the Closing Date from Testa, Hurwitz & Thibeault, LLP a memorandum or summary, in form and substance satisfactory to the Representatives, with respect to the qualification for offering and sale by the Underwriters of the ADSs under the State securities or Blue Sky laws of such jurisdictions as the Representatives may reasonably have designated to the Company.

     (h) The Representatives shall have received, on each of the date of this Agreement and the Closing Date and the Option Closing Date, a letter dated the date of delivery thereof in form and substance satisfactory to you, of Ernst & Young confirming that they are independent accountants within the meaning of the Act and the applicable published Rules and Regulations thereunder and stating that in their opinion the financial statements examined by them and included in the Registration Statement comply as to form in all material respects with the applicable accounting requirements of the Act and the related published Rules and Regulations and disclosing any deviations, if any, from such accounting requirements, and containing such other statements and information as is ordinarily included in accountants' "comfort letters" to Underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and Prospectus.

    (i) The Representatives shall have received on the Closing Date or the Option Closing Date, as the case may be, a certificate or certificates of the Chief Executive Officer and the Chief Financial Officer of the Company to the effect that, as of the Closing Date or the Option Closing Date, as the case may be, each of them severally represents as follows:

(i) The Registration Statement and the ADR Registration Statement have become effective under the Act and no stop order suspending the effectiveness of the Registration Statement or the ADR Registration Statement has been issued, and no proceedings for such purpose have been taken or are, to his knowledge, contemplated by the Commission;

(ii) He does not know of any litigation instituted or threatened against the Company of a character required to be disclosed in the Registration Statement which is not so disclosed; he does not know of any material contract required to be filed as an exhibit to the Registration Statement or the ADR Registration Statement which is not so filed; and the representations and warranties of the Company contained in Section 1 hereof are true and correct as of the Closing Date or the Option Closing Date, as the case may be;

(iii) All filings required to have been made pursuant to Rules 424 or 430A under the Act have been made;

(iv) He has carefully examined the Registration Statement, the ADR Registration Statement and the Prospectus and, in his opinion, as of the effective date of the Registration Statement and the ADR Registration Statement, the statements contained in the Registration Statement and the ADR Registration Statement were true and correct, and such Registration Statement, ADR Registration Statement and Prospectus did not omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading and in his opinion, since the effective date of the Registration Statement and the ADR Registration Statement, no event has occurred which should have been set forth in a supplement to or an amendment of the Prospectus which has not been so set forth in such supplement or amendment; and

(v) Since the respective dates as of which information is given in the Registration Statement, the ADR Registration Statement and Prospectus, there has not been any material adverse change or any development involving a prospective adverse change in or affecting the condition, financial or otherwise, of the Company and its Subsidiaries taken as a whole or the earnings, business affairs, management or business prospects of the Company and the Subsidiaries taken as a whole, whether or not arising in the ordinary course of business.

    (j) The Company and the Selling Shareholders shall have furnished to the Representatives such further certificates and documents confirming the representations and warranties contained herein and related matters as the Representatives may reasonably have requested.

    (k) The Firm American Depositary Shares and American Depositary Option Shares, if any, have been approved for designation upon notice of issuance on the Nasdaq National Market.

    (l) The Company shall have delivered to you written agreements (the "Lockup Agreements") described in Section 4 (a)(x).

     The opinions and certificates mentioned in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in all material respects satisfactory to the Representatives and to Testa, Hurwitz & Thibeault, LLP, counsel for the Underwriters.

     If any of the conditions hereinabove provided for in this Section 6 shall not have been fulfilled when and as required by this Agreement to be fulfilled, the obligations of the Underwriters hereunder may be terminated by the Representatives by notifying the Company and the Selling Shareholders of such termination in writing or by telegram at or prior to the Closing Date or the Option Closing Date, as the case may be.

     In such event, the Selling Shareholders the Company and the Underwriters shall not be under any obligation to each other (except to the extent provided in Sections 5 and 8 hereof).

     7.  CONDITIONS OF THE OBLIGATIONS OF THE SELLERS.  The obligations of the
         --------------------------------------------
Sellers to sell and deliver the portion of the ADSs required to be delivered as and when specified in this Agreement are subject to the conditions that at the Closing Date or the Option Closing Date, as the case may be, no stop order suspending the effectiveness of the Registration Statement or the ADR Registration Statement shall have been issued and in effect or proceedings therefor initiated or threatened.

     8.  INDEMNIFICATION.
         ----------------

     (a) The Company and the Principal Shareholders, jointly and severally agree to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of the Act against any losses, claims, damages or liabilities to which such Underwriter or such controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, the ADR Registration Statement, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto, or in Section 1 hereto, or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter and each such controlling person within five (5) days of demand for such reimbursement for any legal or other expenses reasonably incurred by such Underwriter or such controlling person in connection with investigating or defending any such loss, claim, damage or liability, action or proceeding and expenses reasonably incurred in responding to a subpoena or governmental inquiry whether or not such Underwriter or controlling person is a party to any action or proceeding; provided, however, that the Company and the Principal Shareholders will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement, or omission or alleged omission made in the Registration Statement, the ADR Registration Statement, any Preliminary Prospectus, the Prospectus, or such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by or through the Representatives specifically for use in the preparation thereof; and

provided further that no Principal Shareholder shall be liable for an amount in
- ----------------
excess of the product obtained by multiplying (i) one and one-half (1.5) by (ii) the proceeds received by such Principal Shareholder from the sale of Shares pursuant to this Agreement. This indemnity agreement will be in addition to any liability which the Company or the Principal Shareholders may otherwise have.

     (b) The Selling Shareholders (other than the Principal Shareholders), jointly and severally, agree to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of the Act, against any losses, claims, damages or liabilities to which such Underwriter or any such controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arises out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, the ADR Registration Statement, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto, or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; and will reimburse each Underwriter and each such controlling person within five (5) days of demand for any legal or other expenses reasonably incurred by such Underwriter and each such controlling person in connection with investigating or defending any such loss, claim, damage, liability, action or proceeding or in responding to a subpoena or governmental inquiry related to the offering of the Shares, whether or not such Underwriter or controlling person is a party to any such action or proceeding; provided, however, that the Company and the Selling Shareholders (other than the Principal Shareholders) will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement, or omission or alleged omission, made in the Registration Statement, the ADR Registration Statement, any Preliminary Prospectus, the Prospectus, or such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by or through the Representatives specifically for use in the preparation thereof. In no event, however, shall the liability of any Selling Shareholder (other than the Principal Shareholders) for indemnification under this Section 8(b) exceed the proceeds received by such Selling Shareholder from the Underwriters in the offering. This indemnity agreement will be in addition to any liability which the Company or the Selling Shareholders may otherwise have.

     (c) Each Underwriter, severally and not jointly, will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the Registration Statement, and the Selling Shareholders and each person, if any, who controls the Company or the Selling Shareholders within the meaning of the Act, against any losses, claims, damages or liabilities to which the Company or any such director, officer, Selling Shareholder or controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, the ADR Registration Statement, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, Selling Shareholder or controlling person in connection with investigating or defending any such loss, claim, damage, liability, action or proceeding; provided, however, that each Underwriter will be liable in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission has been made in the Registration Statement, the ADR Registration Statement, any Preliminary Prospectus, the Prospectus or such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by or through the Representatives specifically for use in the preparation thereof. This indemnity agreement will be in addition to any liability which such Underwriter may otherwise have.

     (d) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to this Section 8, such person (the "indemnified party") shall promptly notify the person against whom such indemnity may be sought (the "indemnifying party") in writing. No indemnification provided for in Section 8(a), (b) or (c) shall be available to any party who shall fail to give notice as provided in this Section 8(d) if the party to whom notice was not given was unaware of the proceeding to which such notice would have related and was materially prejudiced by the failure to give such notice, but the failure to give such notice shall not relieve the indemnifying party or parties from any liability which it or they may have to the indemnified party for contribution or otherwise than on account of the provisions of Section 8(a), (b) or (c). In case any such proceeding shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party and shall pay as incurred the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel at its own expense. Notwithstanding the foregoing, the indemnifying party shall pay as incurred the fees and expenses of the counsel retained by the indemnified party in the event (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate firm for all such indemnified parties. Such firm shall be designated in writing by you in the case of parties indemnified pursuant to Section 8(a) or 8(b) and by the Company in the case of parties indemnified pursuant to Section 8(c). The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. In addition, the indemnifying party hereunder will not, without the prior written consent of the indemnified party hereunder, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action or proceeding of which indemnification may be sought hereunder (whether or not any indemnified party is an actual or potential party to such claim, action or proceeding) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action or proceeding.

     (e) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under Section 8(a), (b) or
(c) above in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Shareholders on the one hand and the Underwriters on the other hand from the offering of the ADSs. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Selling Shareholders on the one hand and the Underwriters on the other hand in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions or proceedings in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Shareholders on the one hand and the Underwriters on the other hand shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company and the Selling Shareholders bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and the Selling Shareholders on the one hand or the Underwriters on the other hand and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

     The Company, the Selling Shareholders and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 8(e) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 8(e). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to above in this Section 8(e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (e), (i) no Underwriter shall be required to contribute any amount in excess of the underwriting discounts and commissions applicable to the ADSs purchased by such Underwriter, and (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this Section 8(e) to contribute are several in proportion to their respective underwriting obligations and not joint.

     (f) In any proceeding relating to the Registration Statement, the ADR Registration Statement, any Preliminary Prospectus, the Prospectus or any supplement or amendment thereto, each party against whom contribution may be sought under this Section 8 hereby consents to the jurisdiction of any court having jurisdiction over any other contributing party, agrees that process issuing from such court may be served upon him or it by any other contributing party and consents to the service of such process and agrees that any other contributing party may join him or it as an additional defendant in any such proceeding in which such other contributing party is a party.

     9.  DEFAULT BY UNDERWRITERS.  If on the Closing Date or the Option Closing
         -----------------------
Date, as the case may be, any Underwriter shall fail to purchase and pay for the portion of the ADSs which such Underwriter has agreed to purchase and pay for on such date (otherwise than by reason of any default on the part of the Company or a Selling Shareholder), you, as Representatives of the Underwriters, shall use your best efforts to procure within 36 hours thereafter one or more of the other Underwriters, or any others, to purchase from the Company such amounts as may be agreed upon and upon the terms set forth herein, the Firm American Depositary Shares or Option American Depositary Shares, as the case may be, which the defaulting Underwriter or Underwriters failed to purchase. If during such 36 hours you, as such Representatives, shall not have procured such other Underwriters, or any others, to purchase the Firm American Depositary Shares or Option American Depositary Shares, as the case may be, agreed to be purchased by the defaulting Underwriter or Underwriters, then (a) if the aggregate number of shares with respect to which such default shall occur does not exceed 10% of the Firm American Depositary Shares or Option American Depositary Shares, as the case may be, covered hereby, the other Underwriters shall be obligated, severally, in proportion to the respective numbers of Firm American Depositary Shares or Option American Depositary Shares, as the case may be, which they are obligated to purchase hereunder, to purchase the Firm American Depositary Shares or Option American Depositary Shares, as the case may be, which such defaulting Underwriter or Underwriters failed to purchase, or (b) if the aggregate number of shares of Firm American Depositary Shares or Option American Depositary Shares, as the case may be, with respect to which such default shall occur exceeds 10% of the Firm American Depositary Shares or Option American Depositary Shares, as the case may be, covered hereby, the Company or you as the Representatives of the Underwriters will have the right, by written notice given within the next 36-hour period to the parties to this Agreement, to terminate this Agreement without liability on the part of the nondefaulting Underwriters or of the Company or of the Selling Shareholders except to the extent provided in Section 8 hereof. In the event of a default by any Underwriter or Underwriters, as set forth in this Section 9, the Closing Date or Option Closing Date, as the case may be, may be postponed for such period, not exceeding seven days, as you, as Representatives, may determine in order that the required changes in the Registration Statement, the ADR Registration Statement or in the Prospectus or in any other documents or arrangements may be effected. The term "Underwriter" includes any person substituted for a defaulting Underwriter. Any action taken under this Section 9 shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

     10.  NOTICES.  All communications hereunder shall be in writing and, except
          -------
as otherwise provided herein, will be mailed, delivered or telegraphed and confirmed as follows: if to the Underwriters, to Alex. Brown & Sons Incorporated, 135 East Baltimore Street, Baltimore, Maryland 21202, Attention:
Mr. Patrick J. Kerins; with a copy to Alex. Brown & Sons Incorporated, 135 East Baltimore Street, Baltimore, Maryland 21202, Attention: General Counsel; if to the Company or the Selling Shareholders to Saville Systems PLC, 25 Burlington Mall Road, Sixth Floor, Burlington, Massachusetts 01803, Attention: John J. Boyle, III, with a copy to Thomas L. Barrette, Jr., Esq., Hale and Dorr, 60 State Street, Boston, Massachusetts 02109.

     11.  TERMINATION.  This Agreement may be terminated by you by notice to the
          -----------
Company as follows:

     (a) at any time prior to the earlier of (i) the time the ADSs evidenced by ADRs are released by you for sale by notice to the Underwriters, or (ii) 11:30 a.m. on the first business day following the date of this Agreement;

     (b) at any time after the date hereof if any of the following has occurred:
(i) since the respective dates as of which information is given in the Registration Statement, the ADR Registration Statement, and the Prospectus, any material adverse change or any development involving a prospective material adverse change in or affecting the condition, financial or otherwise, of the Company and its Subsidiaries taken as a whole or the earnings, business affairs, management or business prospects of the Company and its Subsidiaries taken as a whole, whether or not arising in the ordinary course of business, (ii) any outbreak or escalation of hostilities or declaration of war or national emergency or other national or international calamity or crisis or change in economic or political conditions if the effect of such outbreak, escalation, declaration, emergency, calamity, crisis or change on the financial markets of the United States or elsewhere would, in your reasonable judgment, make the offering or delivery of the Shares impracticable or inadvisable, (iii) suspension of trading in securities on the New York Stock Exchange, the American Stock Exchange or the Nasdaq National Market or limitation on prices (other than limitations on hours or numbers of days of trading and other than suspensions relating to information systems failures) for securities on any such Exchange or Market, (iv) the enactment, publication, decree or other promulgation of any statute, regulation, rule or order of any court or other governmental authority which in your opinion materially and adversely affects or will materially and adversely affect the business or operations of the Company, (v) declaration of a banking moratorium by Republic of Ireland, United States or New York State authorities, or (vi) the taking of any action by any governmental body or agency in respect of its monetary or fiscal affairs which in your reasonable opinion has a material adverse effect on the securities markets in the United States or elsewhere; or

     (c) as provided in Sections 6 and 9 of this Agreement.

     12.  SUCCESSORS.  This Agreement has been and is made solely for the
          ----------
benefit of the Underwriters, the Company and the Selling Shareholders and their respective successors, executors, administrators, heirs and assigns, and the officers, directors and controlling persons referred to herein, and no other person will have any right or obligation hereunder. No purchaser of any of the ADSs from any Underwriter shall be deemed a successor or assign merely because of such purchase.

     13.  INFORMATION PROVIDED BY UNDERWRITERS.  The Company, the Selling
          ------------------------------------
Shareholders and the Underwriters acknowledge and agree that the only information furnished or to be furnished by any Underwriter to the Company for inclusion in any Prospectus or the Registration Statement consists of the information set forth in the last paragraph on the front cover page (insofar as such information relates to the Underwriters), information provided in connection with Item 502(d) of Regulation S-K under the Act and information set forth in the first and third paragraphs under the caption "Underwriting" in the Prospectus.

     14.  MISCELLANEOUS.  The reimbursement, indemnification and contribution
          -------------
agreements contained in this Agreement and the representations, warranties and covenants in this Agreement shall remain in full force and effect regardless of
(a) any termination of this Agreement, (b) any investigation made by or on behalf of any Underwriter or controlling person thereof, or by or on behalf of the Company or its directors or officers and (c) delivery of and payment for the ADSs under this Agreement. The other covenants of the Company in this Agreement shall remain in full force and effect regardless of (x) any investigation made by or on behalf of any Underwriter or controlling person thereof and (y) delivery of and payment for the ADSs under this Agreement.

     This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     This Agreement shall be governed by, and construed in accordance with, the laws of the State of Maryland (without regard to the choice of law provisions thereof).

     The Company and each of the Selling Shareholders hereby irrevocably agree that any legal action, suit, or proceedings against any of them with respect to any of their obligations, liabilities or any other matter under or arising out of or in connection with this suit or proceedings may be brought in any state or federal court in Maryland and, by execution and delivery of this Agreement, the Company and each Selling Shareholder hereby irrevocably accept and submit to the non-exclusive jurisdiction of each of the aforesaid courts in personam generally and unconditionally with respect to any such action, suit, or proceeding for themselves and in respect of any of their property. The Company and each of the Selling Shareholders further agree that final judgment against any of them in any action, suit or proceeding referred to herein shall be conclusive and may be enforced in any other jurisdiction, within or outside the United States, by suit on the judgment, a certified or exemplified copy of each shall be conclusive evidence of the fact and of the amount of its obligations and liabilities.

     In addition, the Company and each of the Selling Shareholders hereby irrevocably and unconditionally waive any objection which they may now or hereafter have to the laying of venue of any of the aforesaid actions, suits or proceedings arising out of or in connection with this Agreement brought in any of the aforesaid courts, and hereby further irrevocably and unconditionally waive and agree not to plead or claim that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum.

     Each of the Selling Shareholders who is not a U.S. resident hereby appoints CT Corporation System as his, her or its authorized agent (the "Authorized Agent") upon which state or federal court in Maryland by any Underwriter or by any person controlling any Underwriter. Such Selling Shareholders represent to each Underwriter that they have notified CT Corporation System of such appointment and that CT Corporation System has accepted the same in writing. Such appointment shall be irrevocable for a period of five years from and after the Closing Date unless and until a successor Authorized Agent shall be appointed and such successor shall accept such appointment for the remainder of such five-year period. Such Selling Shareholder will notify each Underwriter in writing of the appointment. Such Selling Shareholder will taken any and all action, including the filing of any and all documents and instruments, that may be necessary to continue such appointment or appointments in full force and effect as aforesaid. Service of process upon the Authorized Agent (or its successor) and written notice of such service to such Selling Shareholder by mail to the address for such Selling Shareholder specified pursuant to Section 10, shall be deemed in every respect, effective service of process upon such Selling Shareholder. In addition to any other method of service of process on a Selling Shareholder under applicable law, service of process on a Selling Shareholder by notice sent registered mail return receipt requested or delivered, by courier or otherwise, to the address for such Selling Shareholder specified pursuant to Section 10, shall be deemed in every respect, effective service of process upon such Selling Shareholder.

     If the foregoing letter is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicates hereof, whereupon it will become a binding agreement among the Company, the Selling Shareholders and the several Underwriters in accordance with its terms.

     Any person executing and delivering this Agreement as Attorney-in-Fact for a Selling Shareholder represents by so doing that he has been duly appointed as Attorney-in-Fact by such Selling Shareholder pursuant to a validly existing and binding Power of Attorney which Authorizes such Attorney-in-Fact to take such action.

                                       Very truly yours,

                                       SAVILLE SYSTEMS PLC


                                       By: _____________________________________
                                          Name:_________________________________
                                          Title:________________________________

                                       SELLING SHAREHOLDERS LISTED ON
                                       SCHEDULE II


                                       By:______________________________________
                                          Attorney-in-Fact



The foregoing Underwriting Agreement is hereby confirmed and accepted as of the date first above written.

Alex. Brown & Sons Incorporated
HAMBRECHT & QUIST LLC
Montgomery securities
Furman Selz LLC

As Representatives of the several
 Underwriters listed on Schedule I

By:  Alex. Brown & Sons Incorporated


By:  __________________________________
            Authorized Officer

                                   SCHEDULE I

                            SCHEDULE OF UNDERWRITERS



                                              NUMBER OF FIRM AMERICAN
                                                 DEPOSITARY SHARES
UNDERWRITER                                       TO BE PURCHASED
- -----------                                   ------------------------
Alex. Brown & Sons Incorporated
Hambrecht & Quist LLC
Montgomery Securities
Furman Selz LLC




Total                                                       ________

                                                            ========

                                  SCHEDULE II



                        SCHEDULE OF SELLING SHAREHOLDERS



Selling Shareholder             Number of Firm American
- -------------------             -----------------------
                                Depositary Shares to be Sold
                                ----------------------------














                                            __________
Total
                                               =====

                                  SCHEDULE III

                 SCHEDULE OF OPTION AMERICAN DEPOSITARY SHARES



                             Maximum Number of      Percentage of Total
                              Option American         Number of Option
                                Depositary          American Depositary
      Name of Seller         Shares to be Sold             Shares
- ---------------------------  -----------------      -------------------













                               ____________                ______________
Total                                                           100%
                                 =======                        ====

                                  SCHEDULE IV

                             FOREIGN QUALIFICATION

            Saville Systems U.S., Inc. is qualified to do business in the following jurisdictions:

Massachusetts
Virginia

                                                                       EXHIBIT A


            June          , 1996


Hale and Dorr
60 State Street
Boston, MA   02109

Gentlemen:

          We are delivering this letter to you in connection with the preparation of the Registration Statement of Saville Systems PLC (the "Company") on Form S-1 filed with the United States Securities and Exchange Commission on _________________, 1996, as amended (the "Registration Statement").

          We refer to our discussions concerning the possible classification of the Company as a passive foreign investment corporation (a "PFIC") as defined in
Section 1296 of the United States Internal Revenue Code of 1986, as amended (the "Code") following the completion of its initial public offering. In that connection, you have advised us that the Company will be a PFIC for any taxable year in which either (i) 75% or more of its gross income is passive income or
(ii) on average for the taxable year, 50% or more of its assets (by value or, if the Company is a "controlled foreign corporation" as defined in the Code, by adjusted tax bases) produce or are held for the production of passive income ("passive assets"). For this purpose, passive assets include cash and other current assets readily convertible into cash (but not trade or service receivables arising in the ordinary course of the Company's business), and generally include other assets that give rise to dividends, interest, royalties and certain types of gains.

          We have reviewed the restated consolidated financial statements of the Company and its subsidiaries for the year ended December 31, 1995. Since that date, there has been no material change in the composition of the income or assets of the Company and its subsidiaries nor do we anticipate any such change following the offering, except as set forth below.

          For the period ended March 31, 1996, the total gross income of the Company and its subsidiaries was approximately $___________, of which approximately $___________ (or approximately _______%) was passive income. As of _______________, 1995, the total fair market value of the assets of the Company and its subsidiaries was approximately $__________, of which approximately $_____________ (or approximately _________%) were passive assets and the total adjusted tax bases of the assets of the Company and its subsidiaries was approximately $___________ of which approximately $___________ (or approximately _____%) were passive assets.

            In connection with the preparation of the Registration Statement, the Company represents as follows:

          1. The Company will monitor (in accordance with the guidelines set forth in Schedule A to this letter) and adjust the composition of its assets such that as of the end of each quarter in a taxable year, (a) the fair market value (or the adjusted tax basis, if, as described above, the Company is a controlled foreign corporation) of the Company's nonpassive assets represents at least 55% of the fair market value (or the adjusted tax basis, if, as described above, the Company is a controlled foreign corporation) of the Company's total assets (in each case as determined for purposes of Section 1296 of the Code), and (b) the average of the percentages determined in accordance with clause (a) for such quarter and the three immediately preceding quarters equals or exceeds 55%. In addition, the Company will monitor its gross income and adjust the composition of its income-producing assets such that its passive income for any taxable year will not equal or exceed 75% of its total gross income for such year (as determined for purposes of Section 1296 of the Code).

          2. The Company will waive the benefits of any applicable treaty which would otherwise prevent the imposition of the tax imposed by Section 531 of the Code, and will take any such action as may be now or subsequently required by U.S. law to ensure that such waiver is and remains effective.

          3. The Company will, promptly following the end of each taxable year, determine whether it is properly classified as a PFIC for such taxable year and notify its shareholders if it believes that it is properly classified as a PFIC for such taxable year.

          4. The Company will comply with all reporting requirements necessary for shareholders to make a "qualified electing fund" election under Section 1295 of the Code with respect to the Company and will, promptly following the end of any taxable year in which the Company determines that it is a PFIC, provide to registered holders of Ordinary Shares with U.S. addresses (including the Depositary), and to other registered shareholders on request, the information necessary for such an election.

          You are authorized to rely upon the statements set forth above in preparing the Registration Statement and in rendering your opinion regarding the section thereof entitled "Taxation."

            Very truly yours,



            __________________________________
            Name:
            Title:

                              June _____, 1996

Hale and Dorr
60 State Street
Boston, MA  02109

Gentlemen:

          We are delivering this letter to you in connection with the preparation of the registration statement of Saville Systems PLC (the "Company") on Form S-1 filed with the United States Securities and Exchange Commission on __________ _____, 1996, as amended (the "Registration Statement").

          We refer to our discussions and previous letter to you (the "First Representation Letter"), concerning the possible classification of the Company as a passive foreign investment corporation ("PFIC") as defined in Section 1296 of the United States Internal Revenue Code of 1986, as amended (the "Code") following the completion of its initial public offering. In that connection, you have advised us that the Company will be a PFIC for any taxable year in which either (1) 75% or more of its gross income is passive income; or (2) on average for the taxable year, 50% or more of its assets (by value or, if the Company is a controlled foreign corporation ("CFC") as defined in the Code, by adjusted tax bases) produce or are held for the production of passive income ("passive assets").

          As you will recall, the First Representation Letter provided information needed to calculate the asset portion of the PFIC test. This letter will focus on income figures needed to determine whether 75% or more of the Company's gross income is passive income.

          In providing this financial data to you, we acknowledge that the following principles have been explained to us and applied by us:

          Passive income for PFIC purposes is defined in Section 1296(b)(1) to have the same meaning as foreign personal holding company income under Section 954(c) of the Code. Although Section 1296(b)(2) establishes three exceptions to the term "passive income," those exceptions are not directly relevant to the Company since it is in the business of providing personal services with regard to telecommunications billing software.

          Section 954(c) states that foreign personal holding company income includes: (1) dividends, interests, royalties, rents, and annuities; (2) gains from the sale or exchange of certain property; (3) gains from certain commodities transactions; (4) foreign currency gains; and (5) income equivalent to interest. In computing foreign personal holding company income, certain amounts are excluded such as rents and royalties derived in active business, which are received from a person other than a related person. Section 954(c)(2)(A).

          The statutory definitions in Sections 1296 and 954 do not require that personal service income, such as amounts received from providing consulting services, be included in the calculation of passive income. In addition, Section 954(c) excludes royalties received from an active trade or business from the scope of passive income.

          The Company derives revenues from services and license fees. The service revenue relates primarily to development of new systems and enhancement of existing systems. License fees are derived from software products delivered to the customer. These fees normally constitute a non-recurring income item which is largely recognized at the time of delivery. Therefore, the amount of revenues realized from license fees in particular years depends on the number of product installations.

          Also, in determining whether a corporation is a PFIC, certain look-thru rules must also be applied. Section 1296(c)(1) provides that when the Company owns (directly or indirectly) at least 25% (by value) of the stock of another corporation, the Company shall be treated as if it received directly its proportionate share of income of such other corporation.

          The following data has been prepared bearing all the aforementioned principles in mind and with the intention that these figures would be used in determining whether the Company was a PFIC for the period at issue.

          For the period ended __________ _____, 1996, the total gross income of the Company and its subsidiaries/1/ was approximately $____________. Approximately $_________ (or approximately _____%) was passive income.



                              Very truly yours,



                              ______________________
                              Name:


                              Title:


- --------------------------
/1/ Only 85% of the subsidiaries' income will be counted since there is a 15% minority interest.

                                                                   Schedule A

                     Guidelines for Monitoring PFIC Status

          Saville Systems PLC (the "Company") should follow the guidelines set forth below in order to determine whether it is properly classified as a passive foreign investment company (a "PFIC") as defined in Section 1296 of the United States Internal Revenue Code of 1986, as amended (the "Code").

          The Company will be a PFIC for any taxable year in which either (i) 75% or more of its gross income is "passive income" within the meaning of
Section 1296(b) of the Code or (ii) on average for the taxable year, 50% or more of its assets (by value or, if the Company is a "controlled foreign corporation" as defined in the Code, by adjusted tax basis), produce or are held for the production of passive income ("passive assets"). Assets which do not produce passive income are hereinafter referred to as "nonpassive assets."

1. Within 30 business days following the end of each of the first three quarters of each taxable year of the Company, the Chief Financial Officer of the Company (the "CFO") should review the financial position of the Company to determine the extent of its passive and nonpassive income for the quarter. For purposes of this determination, the CFO should apply the guidelines contained in IRS Notice 88-22, 1988-1 CB 489 (copy attached), or such other regulatory or administrative pronouncements as may have been issued by the Internal Revenue Service or such judicial interpretations as may have been rendered prior to the date of such review.

2. If, based upon such review, the CFO determines that it is likely that, as of the end of such quarter, the Company may have had passive income which exceeds 70% of its total gross income or passive assets which exceed 45% of its total assets, then the CFO should immediately so inform the Chief Executive Officer of the Company (the "CEO") and consider with the CEO what steps, if any, can reasonably be taken by the Company to reduce the amount of passive income and/or the amount of passive assets, as the case may be, during the remaining quarters of such taxable year.

3. Promptly following the end of each taxable year, the CFO should again review the financial position of the Company and make a final determination of the extent of its passive and nonpassive income for such taxable year and its passive and nonpassive assets as of the end of such taxable year, applying the same guidelines as are referenced in paragraph 1 above. In the event that the CFO determines that the Company may have had passive income which exceeds 70% of its total gross income or passive assets which exceed 45% of its total assets, then the CFO should immediately so inform the CEO and consider with the CEO what steps, if any, can reasonably be taken by the Company to reduce the amount of passive income and/or the amount of passive assets, as the case may be, during the next following taxable year.

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